UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 1, 2014

Virtus Oil & Gas Corp.

(Exact Name of Registrant as specified in its Charter)

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Nevada	000-54526	46-0524121
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1517 San Jacinto Street, Houston, Texas 77002

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 806-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K of Virtus Oil & Gas Corp., a Nevada corporation (the “Company”), filed on July 8, 2014.

Item 1.01 Entry into a Material Definitive Agreement.

The Master Geophysical Data-Use License, dated effective June 12, 2014, as supplemented by that certain Supplemental Agreement, dated effective June 12, 2014, entered into by and between the Company and Seismic Exchange, Inc. is attached as Exhibit 10.1 to this Current Report on Form 8-K/A.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

10.1	Master Geophysical Data-Use License, dated effective June 12, 2014, between Seismic Exchange, Inc. and Virtus Oil & Gas Corp., as supplemented by that certain Supplemental Agreement, dated effective June 12, 2014, between Seismic Exchange, Inc. and Virtus Oil & Gas Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS OIL & GAS CORP.

Date: July 9, 2014	By: /s/ Rupert Ireland
Rupert Ireland, President